                           SCHEDULE 14A INFORMATION

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                        TELEPHONE AND DATA SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                         N/A
--------------------------------------------------------------------------------
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

                    TELEPHONE AND DATA SYSTEMS, INC.
                    --------------------------------


                           Value Creation and
                              Performance



                                                    April 1997

TDS HISTORY
-----------

X  1969--Founded with 8 Wisconsin Telcos
X  1970s--Grew Rapidly as Wireline Company
   - Focused on building value through upgrading to excellent modern service to customers
   - Maintained vigorous, highly successful acquisition program
X  1980s--Paging (1981) and Cellular (1983)
   - Extended into new communications technologies
   - Captured great wireless values while building local telco base X 1990s--Dynamic growth and expansion
   - Accelerated highly successful service quality and customer growth programs. Extended acquisition into cellular.
   - Quadrupled cellular pops, nearly doubled telecom access lines
   - Doubled wireless pops presence with PCS auction (1995)


                                                                   1A

TDS TODAY
---------


                                     TDS
      -----------------------------------------------------------------
US Cellular-80.9%      Aerial-82.8%       Telecom-100%     Am. Paging-82.1%
   25.7M Pops           27.6M Pops         1.0M Pops          76.0M Pops
 1.16M Customers        Currently         .5M Customers      .8M Customers
 $721M Revenues         Launching        $422M Revenues     $102M Revenues





                                                                   1B

TDS GOALS
---------

X  Focus on Fast Growing Local
   Telecommunications Markets in the United
   States
X  Extend from Wireline into Wireless
   Technologies
X  Rapidly Grow Customers, Revenues, Cash
   Flow and Earnings
X  Deliver Excellent Quality and Value Services
X  Grow Intrinsic Value 15+% Per Year over Long
   Term
X  Maintain Financial Strength and Flexibility

POSITIONED IN FAST GROWING TELECOM MARKETS
------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


A = Local
B = Long-Distance
C = Wireless

   1985                   1995                     2005
                                                PROJECTED

  A = $54                A = $85                  A = $140
  B = $57                B = $80                  B = $120
  C = $ 2                C = $25                  C = $ 90

$110 Billion          $190 Billion              $350 Billion


X Over 50% of new access lines are wireless

Source: Industry Data

WIRELESS GROWTH (PERCENT PENETRATION)
-------------------------------------


CELLULAR HAS EXPERIENCED DRAMATIC GROWTH SINCE 1986. PCS IS EXPECTED TO PROVIDE 60% OF WIRELESS ADDITIONS BY 2006.


EDGAR REPRESENTATION OF DATA POINTS
    USED IN PRINTED GRAPHIC


-----------------------------------
             Cellular        PCS
-----------------------------------
 1986           0%            -
-----------------------------------
 1987           0%            -
-----------------------------------
 1988           1%            -
-----------------------------------
 1989           1%            -
-----------------------------------
 1990           2%            -
-----------------------------------
 1991           3%            -
-----------------------------------
 1992           4%            -
-----------------------------------
 1993           6%            -
-----------------------------------
 1994           9%            -
-----------------------------------
 1995          13%            -
-----------------------------------
 1996          16%            0%
-----------------------------------
 1997E         19%            1%
-----------------------------------
 1998E         22%            3%
-----------------------------------
 1999E         24%            4%
-----------------------------------
 2000E         25%            6%
-----------------------------------
 2001E         27%            8%
-----------------------------------
 2002E         28%           10%
-----------------------------------
 2003E         30%           11%
-----------------------------------
 2004E         31%           13%
-----------------------------------
 2005E         32%           15%
-----------------------------------
 2006E         33%           17%
-----------------------------------



Source: DLJ

TDS REVENUE MIX
---------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


A = Wireline
B = Cellular
C = Paging
D = PCS

   1986                   1996                     2001
                                                PROJECTED

  A = 83%                A = 33%                  A = 22%
  B =  5%                B = 58%                  B = 55%
  C = 12%                C =  9%                  C =  6%
                                                  D = 17%

$155 Million          $1.2 Billion

THE "VALUE GAP"--STRATEGIES AND TACTICS
---------------------------------------

  INVESTOR CONCERN                  TDS STRATEGIES AND TACTICS

Empire building:            X TDS has increased value creation potential by
management wants to           growing its wireless pops per 1,000 Shares at a
grow company size using       CAGR of 15.3%
Common Shares to
acquire assets, diluting
shareholders.

TDS--POPS/ACCESS LINES/PAGERS PER 1,000 SHARES
----------------------------------------------

                                December 31,
                               1989      1996        CAGR
                               ----      ----        ----

Cellular Pops                   260       335         3.7%
PCS Pops                          0       370
                             --------------------
    Total Wireless              260       705        15.3%
                             --------------------
                             --------------------

Wireline Access Lines             9         8        -1.7%
                             --------------------
                             --------------------

Pagers                            7        10         5.2%
                             --------------------
                             --------------------

                 THE "VALUE GAP"--STRATEGIES AND TACTICS

    INVESTOR CONCERN                        TDS STRATEGIES AND TACTICS
Capital structure: TDS's complex       TDS capital structure facilitates and
capital structure imposes              encourages a strong balance sheet and
liquidity and other limitations.       financial flexibility
                                       X Net long-term assets per share have
                                         grown at a CAGR of 14.1% since 1989.
                                       X TDS's operating cash flow per share
                                         has grown at a CAGR of 14.5% since
                                         1991 and is projected to grow at a
                                         CAGR of 20.4% from 1994 to 1997.

TDS BALANCE SHEET DATA
----------------------
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE)

                                        DECEMBER 31,
                                 1989                1996             CAGR
                                 ----                ----             ----
 Investments                   $326,973           $1,942,604          29.0%
 Fixed Assets, net              471,021            1,828,889          21.4%
                             ----------------------------------
  Total Long-term Assets        797,994            3,771,493          24.8%
 Less: Long-Term Debt           269,762            1,018,851          20.9%
                             ----------------------------------
  Net Long-term Assets         $528,232           $2,752,642          26.6%
                             ----------------------------------
                             ----------------------------------
 Common and Series A
  Shares Outstanding             29,566               61,087          10.9%

 Net Long-term Assets
  Per Share                    $  17.87           $    45.06          14.1%

TDS CASH FLOW
-------------
(EXCLUDES AERIAL COMMUNICATIONS START-UP COSTS. DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS.)

                                YEAR ENDED DEC. 31,
                                 1991        1996            CAGR
                                 ----        ----            ----
Operating Cash Flow*
 US Cellular                  $  2,438    $196,205          140.5%
 TDS Telecom                   108,667     192,325           12.1%
 American Paging                 1,297      (2,849)
                           ---------------------------
                              $112,402    $385,681           28.0%
                           ---------------------------
                           ---------------------------
Common and Series A
 Shares Outstanding             34,964      61,087           11.8%
Operating Cash Flow
 per share                    $   3.21    $   6.31           14.5%

*Operating Income plus Depreciation and Amortization

TDS CASH FLOW
-------------
(EXCLUDES AERIAL COMMUNICATIONS START-UP COSTS. DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS.)

                                YEAR ENDED DEC. 31,
                                 1994        1997E            CAGR
                                 ----        ----             ----
Operating Cash Flow*
 US Cellular                  $ 82,839    $300,000           53.6%
 TDS Telecom                   159,562     200,000            7.8%
 American Paging                17,009       4,000          -38.3%
                           ---------------------------
                              $259,410    $504,000           24.8%
                           ---------------------------
                           ---------------------------
Common and Series A
 Shares Outstanding             54,825      61,000            3.6%
Operating Cash Flow
 per share                    $   4.73    $   8.26           20.4%

*Operating Income plus Depreciation and Amortization

               THE "VALUE GAP"--STRATEGIES AND TACTICS
               ---------------------------------------

 INVESTOR CONCERN                      TDS STRATEGIES AND TACTICS
Conservative financing:               TDS' conservative approach to financing:
there is no benefit to                X Protects against recent financial
maintaining a strong                    risks in the wireless industry.
balance sheet.                        X Preserves financial flexibility.
                                      X Enables TDS to maintain an investment
                                        grade debt rating.

               RECENT EVENTS IN THE WIRELESS INDUSTRY
               --------------------------------------

           X Pocket Communications Files Chapter 11
           X Nextwave Requests Financial Relief from FCC

FINANCING STRATEGY
------------------

X Preserve Appropriate Financial Flexibility
X Maintain Investment Grade Rating
X Keep Business Units' Financing Separate
X Retain Income Tax Consolidation
X Enhance Stock Price
   - Grow intrinsic value 15+% per share per year
   - Avoid actions damaging to stock price

             THE "VALUE GAP"--STRATEGIES AND TACTICS
             ---------------------------------------

   INVESTOR CONCERN               TDS STRATEGIES AND TACTICS
Management is not concerned       Recent TDS Actions:
about stock price: shareholder    X Numerous meetings with major shareholders.
concerns have not been            X Added another independent director to
addressed.                          board of directors.
                                  X Initiated Share Repurchase Program
                                    -> Purchased nearly 800,000 TDS Shares
                                       in Q1'97
                                    -> Purchased 350,000 USM Shares in Q1'97
                                  X Engaged in Continuing Evaluation of TDS
                                    Corporate Structure
                                  X Changed Management Team at American Paging
                                  X Completed $935 Million in Aerial Financing
                                  X Reported Record Q1'97 Results

                        Cellular Providers
                 January 2, 1996 - April 18, 1997


         EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
-------------------------------------------------------------------------------
                                    DOLLARS
-------------------------------------------------------------------------------
 DATE          ATI         PWIR       VCELA        USM        S&P       TDS
-------------------------------------------------------------------------------
1/2/96       100.000     100.000     100.000     100.000    100.000    100.000
-------------------------------------------------------------------------------
2/8/96       113.656      80.233     101.220     106.296    105.693    111.635
-------------------------------------------------------------------------------
3/19/96      115.859      90.698      98.780     102.963    104.988    117.296
-------------------------------------------------------------------------------
4/26/96      112.335      96.221     107.927     103.333    105.273    118.239
-------------------------------------------------------------------------------
6/5/96       110.132     103.198     117.378      94.444    109.297    112.264
-------------------------------------------------------------------------------
7/15/96       92.952      86.047     110.366      85.556    101.461    106.289
-------------------------------------------------------------------------------
8/21/96       99.119      90.116      96.341      91.852    107.143    104.403
-------------------------------------------------------------------------------
9/30/96       97.357      92.267      94.512      89.630    110.729    101.258
-------------------------------------------------------------------------------
11/6/96       93.392      71.512      80.488      88.148    116.732     93.082
-------------------------------------------------------------------------------
12/16/96      90.749      75.581      84.146      82.593    116.150     31.509
-------------------------------------------------------------------------------
1/24/97       83.260      44.767      71.341      78.889    124.131     89.308
-------------------------------------------------------------------------------
3/5/97        95.154      66.279      68.902      78.519    129.201    101.887
-------------------------------------------------------------------------------
4/17/97       82.819      59.884      50.915      72.593    122.722     94.654
-------------------------------------------------------------------------------

                                 PCS Providers
                        July 1, 1996 - April 18, 1997

            EDGAR Representation of Data Points Used in Printed Graphic

------------------------------------------------------------------------------
                                        DOLLARS
------------------------------------------------------------------------------
  DATE       AERL        ICEL        OMPT        WWCA        S&P         TDS
------------------------------------------------------------------------------
 7/1/96     100.00      100.00      100.00      100.00      100.00      100.00
------------------------------------------------------------------------------
 8/6/96      88.04       79.75      112.15       84.39       98.00       88.46
------------------------------------------------------------------------------
 9/11/96     83.70       79.14       93.93       76.59       98.73       91.76
------------------------------------------------------------------------------
10/16/96     77.17       88.96      129.91       83.24      104.22       84.62
------------------------------------------------------------------------------
11/20/96     59.78       77.30       99.07       67.05      110.07       81.69
------------------------------------------------------------------------------
12/27/96     68.48       60.74       75.23       62.43      111.97       80.22
------------------------------------------------------------------------------
 2/3/97      59.78       61.35       85.05       67.05      116.40       83.24
------------------------------------------------------------------------------
 3/11/97     50.00       56.44       57.94       58.96      120.04       88.19
------------------------------------------------------------------------------
 4/17/97     46.74       55.21       27.34       54.34      112.71       82.69
------------------------------------------------------------------------------

                   STRENGTHENING TDS BOARD OF DIRECTORS
                   ------------------------------------

X Management's Criteria
  - CEO or COO of a public company or major subsidiary
  - Substantial marketing experience
  - Good experience in consumer products
X Spencer Stuart Search Found George Off
  - Co-Founded Catalina Marketing in 1983
  - Five years as Catalina President, last 3 as CEO
  - 30 years experience in marketing: consumer products, retail marketing technology and data base marketing
  - Completely independent director
  - Joined TDS Board in January 1997
  - Already a significant contributor to TDS Board.
      # Member of Audit Committee
      # Member of Stock Option Compensation Committee                       18

TDS GOALS
---------

X Focus on Fast Growing Local Telecommunications Markets in the United States X Extend from Wireline into Wireless Technologies
X Rapidly Grow Customers, Revenues, Cash Flow and Earnings
X Deliver Excellent Quality and Value Services
X Grow Intrinsic Value 15+% Per Year over Long Term
X Maintain Financial Strength and Flexibility

               PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 SAFE
                            HARBOR CAUTIONARY STATEMENT
                           -----------------------------

This presentation contains "forward-looking" statements, as defined in the Private Securities Litigation Reform Act of 1995, that are based on current expectations, estimates and projections. Statements that are not historical facts, including statements about the Company's beliefs and expectations are forward-looking statements. These statements contain potential risks and uncertainties and, therefore, actual results may differ materially. TDS undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

Important factors that may affect these projections or expectations include, but are not limited to: changes in the overall economy; changes in competition in markets in which TDS operates; advances in telecommunications technology; changes in the telecommunications regulatory environment; pending and future litigation; availability of future financing; start-up of PCS operations; and unanticipated changes in growth in cellular customers, penetration rates, churn rates and the mix of products and services offered in our markets. Readers should evaluate any statements in light of these important factors.

                                                                       20